Putnam
Utilities
Growth and
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-99


[LOGO: BOSTON * LONDON * TOKYO]


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The once staid utilities industries, caught up in the waves of deregulation, technology, mergers, and acquisitions that continue to wash over the worldwide economy, have generated some surprising investment opportunities in recent years. Managing a portfolio in this fast-moving environment has become significantly more complex. The immediate consequence is the need to commit more resources to the research effort, which Putnam has not hesitated to do.

I am pleased to announce that Krishna K. Memani has joined Jeanne Mockard on your fund's management team. While Jeanne continues as lead manager and determines the fund's sector allocations, Krishna will be responsible for managing the bond portion of the portfolio. He is a managing director and leader of the High-Grade Bond Team. Before joining Putnam in 1998, he was with Morgan Stanley & Co. and Price Waterhouse (now PricewaterhouseCoopers
LLP). He has 14 years of investment experience.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
December 15, 1999


Report from the Fund Managers

Jeanne L. Mockard
Krishna K. Memani

The 12 months ended October 31, 1999, brought many rewards for Putnam Utilities Growth and Income Fund, even as high-tech stocks dominated the headlines -- positive and negative -- during the fiscal year. Working mostly outside the spotlight, your fund prospered as the gradual evolution in the utilities industry translated into profits for many of the companies in the portfolio. Announcements of mergers and takeovers provided substantial appreciation for the local distribution companies
(LDCs) held by your fund as well as for several prominent telephone companies that were among the fund's largest holdings throughout fiscal 1999.

As you might expect from a professionally managed, conservative equity portfolio, your fund withstood the squalls that beset the stock market indexes during September and October. Perhaps more significant, however, was its overall performance during the entire fiscal year. For the most part, the financial media ignored the fact that 1999 was a bear market year. If you subtract the performance of a select group of large high-tech stocks, the major stock market indexes like the Dow Jones Industrial Average and Standard & Poor's 500(R) would have been down for the past 12 months.

Total return for 12 months ended 10/31/99

      Class A          Class B           Class C           Class M
    NAV     POP      NAV     CDSC      NAV     CDSC      NAV     POP
--------------------------------------------------------------------------
    9.49%   3.20%    8.69%   3.69%     8.70%   7.70%     8.87%   5.09%
--------------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Electric utilities      40.0%

Telephone utilities     24.7%

Gas utilities           15.5%

Gas pipelines            4.2%

Combined utilities       3.3%

Footnote reads:
*Based on net assets as of 10/31/99. Holdings will vary over time.


* DEREGULATION IS FUNDAMENTAL TO UTILITIES EVOLUTION

The rate of change in the utilities industry continues to be gradual. Although this pace has sometimes strained investors' patience, it has also provided benefits, and the rewards are beginning to materialize. As deregulation plans take shape in state after state, how these programs will affect customers and companies alike is becoming clearer. Ohio, Texas, and Virginia have plans now in place, and your fund owns Texas Utilities and Reliant Energy in Texas, Dominion Resources in Virginia, and several major Ohio utilities firms, including Dayton Power & Light. These companies are now going forward with well-thought-out strategic plans that include buying back stock, retiring debt, and making acquisitions designed to allow them to grow. As deregulation moves forward, some will concentrate in transportation, some in distribution, some will focus on generation, and some will diversify operations locally and across national and even international borders. No single strategy is emerging; there are a number of them, each holding its own potential reward.

* TAKEOVERS ARE BONUS FOR FUND, BUT NOT ITS PRINCIPAL FOCUS

Mergers and acquisitions have proved rewarding in both the gas and electric utilities sectors and among the fund's major telephone holdings. But our principal goal is always to seek out modestly priced stocks of companies with strong managements and the capacity for positive change. In our view, buying the attractively priced stock of a strong company in the belief that it is dynamic, well managed, and rich in potential frequently proves to be a good investment, especially when the company is sought by other companies. Sprint, which has been in the fund's portfolio for a long time, is a good example. We believed in the company's potential and over the years added to the position as opportunities appeared.


"As energy deregulation starts forcing utilities to cater to a competitive marketplace, a small but growing number of venture capitalists have started zeroing in on innovative companies whose new products and better services could be hot in the coming decade."

-- The New York Times, June 14, 1999


SBC, which recently acquired Ameritech, provides another exciting story. Both of these companies have long been among the fund's 10 largest holdings. As professional investors, we were able to meet with the managements of both companies during the negotiations. At a time when the SBC/Ameritech merger was under regulatory review, we were able to see the synergies of programs under development at the two companies. Now that the deal has been closed, we are optimistic about the future as these programs are put into effect.

* DYNAMICS OF UTILITIES ARE CHANGING, BUT NOT THEIR INVESTMENT ADVANTAGES

We would like to emphasize the point that the growth potential of utilities companies arises from changing dynamics within the industry as a whole, not from changing characteristics of individual stocks. Utilities are still conservative investments offering higher yields than many other equities do and more moderate growth potential. Stock prices also tend to be less volatile in both up and down markets, although there are some noteworthy exceptions.

One of your fund's holdings, Calpine Corp., is up a startling 340% for the calendar year. Your fund's position, held since late March, has returned 84%. Calpine began by concentrating on generating electric power and grew to become an independent power distributor that buys generation assets all over the country as well as in some foreign countries. It has a broad infrastructure and a dynamic, competitive management team. Calpine's success is especially remarkable when you realize that stocks of the fund's other electric utilities are down almost 2% for the year, however, it demonstrates the extraordinary results that can occur when a company redesigns itself to take advantage of this fast-changing environment. (We now classify Calpine as an energy-related company rather than an electric utility.)


"We would like to emphasize the fact that the growth potential of utilities companies arises from changing dynamics within the industry as a whole, not from changing characteristics of individual stocks. Utilities are still conservative investments offering higher yields than other equities and more moderate growth potential."

-- Jeanne L. Mockard, fund manager


Overall we currently like electric utilities because they are undervalued, a situation that we expect will soon catch investors' attention. As a group, electric utilities' price/earnings ratio is just 13.4 times year 2000 earnings estimates, and there are many small to medium-sized electric companies that we believe offer considerable potential for long-term investors. So as acquisitions were announced in some LDCs, we began taking profits and redeploying assets in electric utilities.

Many utilities companies are already supplying power to institutional customers in parts of the country far removed from their regional headquarters. The goal is to be able to offer service at lower prices because their volume of business will help keep their costs lower. Eventually electric utilities will compete for individuals' business just as telephone companies do today. This may be confusing for customers at first, but competition should eventually lower costs and benefit consumers. In time, a few companies will emerge as leaders. Consumers in a few states are already noticing new names on their electric bills.

* RESEARCH HAS BECOME INCREASINGLY IMPORTANT IN SELECTING UTILITIES

It used to be easier to select utilities stocks than it is today. At one time, investors could look for a few companies in their own state and be reasonably certain that their utilities were about as good as any others -- regulated, dependable, and somewhat stodgy. Today it is far more important to know what regulations are in place in which state and how companies are planning to respond. Many gas and electric companies have been divesting assets, forming strategic alliances, and using newly acquired cash to pave the way for future growth. Some visionary companies are finding growth prospects in developing economies such as China, Indonesia and South Korea, as well as in South America and the Philippines. Many of these are represented in your fund's portfolio.

Lines of service between utility providers are also beginning to blur. Some gas companies are starting to offer electric service to their customers, while telephone companies are expanding into the wireless and data transmission areas. Infrastructure and access to customers will become increasingly important, and a great deal more consolidation lies ahead in these industries. Although utilities are still not the aggressive risk takers that high-tech companies are, they do require more intensive analysis and access to up-to-date information on increasingly complex regulatory issues than in the past.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

SBC Communications, Inc.
Telephone utility

Sprint Corp.
Telephone utility

Duke Energy Corp.
Electric utility

American Telephone & Telegraph Co.
Telephone utility

Bell Atlantic Corp.
Telephone utility

BellSouth Corp.
Telephone utility

GTE Corp.
Telephone utility

Dominion Resources, Inc.
Electric utility

El Paso Energy Corp.
Oil and gas

Texas Utilities Co.
Electric utility

Footnote reads:
These holdings represent 30.3% of the fund's net assets as of 10/31/99. Portfolio holdings will vary over time.


We remain committed to keeping your fund's volatility low relative to the overall stock market and to keeping the yield competitive. Although our principal focus remains on equities, as of the end of October, we sought additional income by committing about 8% of the fund's assets to bonds and notes issued by utilities companies. Demand for utilities stocks remains low relative to the market, but we believe the shifting dynamics of the industry will provide ample opportunities for a combination of growth and income for conservative investors.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/99, there is no guarantee the fund will continue to hold these securities in the future. The fund concentrates its investments in one region or industry and involves more risk than a fund that invests more broadly.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Utilities Growth and Income Fund is designed for capital growth and current income through investments in equity and debt securities issued by public utility companies.



TOTAL RETURN FOR PERIODS ENDED 10/31/99

                       Class A             Class B             Class C            Class M
(inception dates)     (11/19/90)          (4/27/92)           (7/26/99)           (3/1/95)
                    NAV        POP      NAV       CDSC      NAV       CDSC      NAV      POP
----------------------------------------------------------------------------------------------
1 year              9.49%      3.20%    8.69%     3.69%     8.70%     7.70%      8.87%   5.09%
----------------------------------------------------------------------------------------------
5 years           122.22     109.51   114.14    112.14    114.10    114.10     116.96  109.35
Annual average     17.32      15.94    16.45     16.23     16.45     16.45      16.75   15.92
----------------------------------------------------------------------------------------------
Life of fund      202.88     185.41   183.26    183.26    183.29    183.29     189.92  179.62
Annual average     13.18      12.43    12.34     12.34     12.34     12.34      12.63   12.17
----------------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/99

                              Standard & Poor's       Consumer
                              Utilities Index       price index
---------------------------------------------------------------------------
1 year                              2.11%              2.69%
---------------------------------------------------------------------------
5 years                           103.06              12.51
Annual average                     15.23               2.39
---------------------------------------------------------------------------
Life of fund                      167.07              25.71
Annual average                     11.64               2.60
---------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50% respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 11/19/90

                 Fund's class A    Standard & Poor's   Consumer price
Date             shares at POP      Utilities Index        index

11/19/90              9,425             10,000            10,000
10/31/91             10,432             10,877            10,269
10/31/92             11,508             12,088            10,598
10/31/93             13,855             15,037            10,889
10/31/94             12,845             13,152            11,173
10/31/95             15,503             17,062            11,487
10/31/96             18,072             18,794            11,831
10/31/97             21,534             20,655            12,078
10/31/98             26,068             26,154            12,242
10/31/99            $28,541            $26,707           $12,571

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B or class C shares would have been valued at $28,326 and $28,329, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $28,992 ($27,962 at public offering price). See first page of performance section for performance calculation method.



PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/99

                            Class A        Class B       Class C       Class M
--------------------------------------------------------------------------------------
Distributions (number)         4              4             1             4
--------------------------------------------------------------------------------------
Income                      $0.3881        $0.2801       $0.1070       $0.3181
--------------------------------------------------------------------------------------
Capital gains
  Long-term                  0.3791         0.3791            --        0.3791
--------------------------------------------------------------------------------------
  Short-term                 0.0508         0.0508            --        0.0508
--------------------------------------------------------------------------------------
  Total                     $0.8180        $0.7100       $0.1070       $0.7480
--------------------------------------------------------------------------------------
Share value:              NAV      POP       NAV            NAV      NAV      POP
--------------------------------------------------------------------------------------
10/31/98                 $13.62   $14.45   $13.54             --    $13.60   $14.09
--------------------------------------------------------------------------------------
7/26/99*                     --       --       --         $14.34        --       --
--------------------------------------------------------------------------------------
10/31/99                  14.06    14.92    13.98          14.04     14.03    14.54
--------------------------------------------------------------------------------------
Current return (end of period)
--------------------------------------------------------------------------------------
Current dividend rate1     3.27%    3.08%    2.43%          3.05%     2.77%    2.67%
--------------------------------------------------------------------------------------
Current 30-day
SEC yield2                 3.00     2.82     2.27           2.28      2.51     2.42
--------------------------------------------------------------------------------------

*Inception of class C shares.

1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2Based on investment income, calculated using SEC guidelines.





TOTAL RETURN FOR PERIODS ENDED 9/30/99 (most recent calendar quarter)

                       Class A             Class B            Class C            Class M
(inception dates)     (11/19/90)          (4/27/92)          (7/26/99)          (3/1/95)
                    NAV        POP      NAV       CDSC     NAV       CDSC     NAV      POP
---------------------------------------------------------------------------------------------
1 year              7.41%      1.22%    6.69%     1.69%    6.62%     5.62%    6.96%    3.18%
---------------------------------------------------------------------------------------------
5 years           116.23     103.78   108.40    106.40   108.19    108.19   111.39   103.93
Annual average     16.68      15.30    15.82     15.60    15.80     15.80    16.15    15.32
---------------------------------------------------------------------------------------------
Life of fund      192.76     175.87   174.14    174.14   174.00    174.00   180.63   170.65
Annual average     12.89      12.14    12.06     12.06    12.05     12.05    12.35    11.89
---------------------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investmentreturns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


Comparative benchmarks

Standard & Poor's Utilities Index is an unmanaged list of 40 utility stocks. Its performance figures reflect changes of market prices and reinvestment of all regular cash dividends but are not adjusted for commissions or other costs. Because the fund is a managed portfolio investing in common stocks and fixed-income securities, the securities it owns will not match those in the index. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of independent accountants
For the fiscal year ended October 31, 1999

To the Trustees and Shareholders of
Putnam Utilities Growth and Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Utilities Growth and Income Fund (the "fund") at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 7, 1999



The fund's portfolio
October 31, 1999

COMMON STOCKS (90.5%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Business Services (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            496,000  Convergys Corp.                                                                        $    9,703,000

Cellular Communications (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            300,000  PT Indosat ADR (Indonesia)                                                                  4,781,250
             12,000  Tele Celular Sul Participacoes S.A. (Brazil)                                                  210,000
              2,400  Tele Leste Celular Participacoes S.A. (Brazil)                                                 72,900
              6,000  Tele Nordeste Celular Participacoes S.A. ADR (Brazil)                                         152,250
              2,400  Tele Norte Celular Participacoes S.A. ADR (Brazil)                                             65,400
             24,000  Tele Sudeste Celular Participacoes S.A. ADR (Brazil)                                          480,000
              6,000  Telemig Celular Participacoes S.A. ADR (Brazil)                                               164,625
             48,000  Telesp Celular Participacoes S.A. ADR (Brazil)                                              1,182,000
                                                                                                            --------------
                                                                                                                 7,108,425

Combined Utilities (2.8%)
--------------------------------------------------------------------------------------------------------------------------
            365,000  LG&E Energy Corp.                                                                           8,030,000
            666,300  NiSource, Inc.                                                                             13,659,150
            684,500  Reliant Energy, Inc.                                                                       18,652,625
             65,000  Veba (Vereinigte Elektrizitaets Bergwerks) AG (Germany)                                     3,521,414
                                                                                                            --------------
                                                                                                                43,863,189

Electric Utilities (35.0%)
--------------------------------------------------------------------------------------------------------------------------
            148,500  Ameren Corp.                                                                                5,615,156
            272,300  Carolina Power & Light Co.                                                                  9,394,350
            100,000  Centrais Geradoras do Sul do Brasil S.A. (Brazil) (NON)                                        63,688
             25,000  Chilectra S.A. 144A ADR (Chile)                                                               434,375
            496,700  Cinergy Corp.                                                                              14,031,775
            148,283  CMS Energy Corp. Class G                                                                    5,467,953
            122,377  Companhia Energetica de Minas Gerais ADR (Brazil)                                           1,759,169
            313,500  Companhia Paranaense de Energia-Copel ADR (Brazil)                                          2,076,938
            353,600  Conectiv, Inc.                                                                              6,895,200
            297,000  Consolidated Edison, Inc.                                                                  11,341,688
            416,500  Constellation Energy Group                                                                 12,781,344
            549,500  Dominion Resources, Inc.                                                                   26,444,688
            643,500  DPL, Inc.                                                                                  13,030,875
            196,000  DQE, Inc.                                                                                   7,827,750
          1,034,941  Duke Energy Corp.                                                                          58,474,195
            733,500  Edison International                                                                       21,729,938
             19,249  Eletropaulo Metropolitana S.A. (Brazil)                                                       879,919
             17,000  Empresa Bandeirante de Energia S.A. (Brazil) (NON)                                             82,075
             17,000  Empresa Paulista de Transmissao de Energia Electrica
                       S.A. (Brazil)                                                                                60,247
            722,700  Entergy Corp.                                                                              21,635,831
            227,000  FirstEnergy Corp.                                                                           5,916,188
            247,500  Florida Progress Corp.                                                                     11,338,594
            341,600  FPL Group, Inc.                                                                            17,186,750
            398,500  GPU, Inc.                                                                                  13,524,094
             99,000  Hawaiian Electric Industries, Inc.                                                          3,341,250
            620,000  Iberdola S.A. (Spain)                                                                       9,057,233
            200,000  IPALCO Enterprises, Inc.                                                                    4,087,500
            705,000  Korea Electric Power Corp. (South Korea)                                                   20,638,449
             10,000  Light Participacoes, S.A. (Brazil)                                                             21,315
            396,000  New Century Energies, Inc.                                                                 12,894,750
            128,700  New England Electric Systems, Inc.                                                          6,700,444
            827,100  Northeast Utilities Co.                                                                    17,214,019
            455,400  OGE Energy Corp.                                                                           10,331,888
            396,000  P P & L Resources, Inc.                                                                    10,716,750
            594,000  PacifiCorp                                                                                 12,251,250
            576,100  Peco Energy Co.                                                                            21,999,819
            224,400  Pinnacle West Capital Corp.                                                                 8,274,750
            359,000  Potomac Electric Power Co.                                                                  9,850,063
            273,100  Puget Sound Energy, Inc.                                                                    6,042,338
            396,000  Scana Corp.                                                                                 9,850,500
            661,200  Scottish Power PLC (United Kingdom)                                                         6,135,814
            712,800  Sierra Pacific Resources                                                                   16,038,000
            122,900  Southern Co.                                                                                3,264,531
            368,000  Teco Energy, Inc.                                                                           8,119,000
            598,600  Texas Utilities Co.                                                                        23,195,750
            297,000  TNP Enterprises, Inc.                                                                      11,842,875
            495,000  Unicom Corp.                                                                               18,964,688
            300,000  Union Electrica Fenosa S.A. (Spain)                                                         4,398,342
             99,000  UniSource Energy Corp.                                                                      1,138,500
            173,300  United Illuminating Co.                                                                     8,968,275
            222,800  Utilicorp United, Inc.                                                                      4,818,050
            695,000  Wisconsin Energy Corp.                                                                     15,550,625
                                                                                                            --------------
                                                                                                               553,699,548

Energy-Related (2.1%)
--------------------------------------------------------------------------------------------------------------------------
            299,200  Calpine Corp.                                                                              17,241,400
             17,000  Empresa Metropolitana de Aguas Energia S.A. (Brazil)                                           28,814
            594,000  Energy East Corp.                                                                          14,924,250
          7,500,000  Shandong International Power Development Co.
                       Ltd. (China)                                                                              1,197,296
                                                                                                            --------------
                                                                                                                33,391,760

Environmental Control (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            579,500  Azurix Corp.                                                                                8,149,219

Gas Pipelines (4.2%)
--------------------------------------------------------------------------------------------------------------------------
            545,500  Coastal Corp.                                                                              22,979,188
            624,500  Dynegy, Inc.                                                                               14,285,438
            179,000  Enron Corp.                                                                                 7,148,813
            596,700  Williams Cos., Inc.                                                                        22,376,250
                                                                                                            --------------
                                                                                                                66,789,689

Gas Utilities (15.5%)
--------------------------------------------------------------------------------------------------------------------------
            376,200  AGL Resources, Inc.                                                                         6,559,988
            478,800  Atmos Energy Corp.                                                                         10,862,775
            217,800  Cascade Natural Gas Corp.                                                                   3,947,625
            198,000  Central Hudson Gas & Electric                                                               7,412,625
            331,650  Columbia Gas System, Inc.                                                                  21,557,250
            148,500  Connecticut Energy Corp.                                                                    5,605,875
            396,000  Eastern Enterprises                                                                        20,245,500
            583,800  Energen Corp.                                                                              10,800,300
            198,100  Equitable Resources, Inc.                                                                   7,230,650
             92,433  Indiana Energy, Inc.                                                                        1,865,991
            485,100  Kinder Morgan, Inc.                                                                         9,762,638
            144,900  Laclede Gas Co.                                                                             3,088,181
            297,000  MCN Corp.                                                                                   7,257,938
            346,500  National Fuel Gas Co.                                                                      16,935,188
             69,300  New Jersey Resources Corp.                                                                  2,819,644
            297,000  NICOR, Inc.                                                                                11,508,750
            499,800  Northwest Natural Gas Co.                                                                  12,932,325
            228,000  NUI Corp.                                                                                   5,657,250
            328,000  ONEOK, Inc.                                                                                 9,573,500
            198,000  Peoples Energy Corp.                                                                        7,524,000
            198,000  Piedmont Natural Gas Co., Inc.                                                              6,336,000
             69,300  Providence Energy Corp.                                                                     1,936,069
            198,000  Questar Corp.                                                                               3,564,000
          1,042,540  Sempra Energy                                                                              21,306,911
             79,200  South Jersey Industries, Inc.                                                               2,059,200
             99,000  Southwest Gas Corp.                                                                         2,301,750
            200,000  Transportadora de Gas del Sur ADR (Argentina)                                               1,675,000
            198,000  Washington Gas Light Co.                                                                    5,383,125
            198,000  Westcoast Energy, Inc.                                                                      3,440,250
            310,300  WICOR, Inc.                                                                                 9,231,425
             99,000  Yankee Energy System, Inc.                                                                  4,207,500
                                                                                                            --------------
                                                                                                               244,589,223

Oil and Gas (2.2%)
--------------------------------------------------------------------------------------------------------------------------
            582,400  El Paso Energy Corp.                                                                       23,878,400
            377,200  KeySpan Corp.                                                                              10,608,750
                                                                                                            --------------
                                                                                                                34,487,150

REITs (Real Estate Investment Trust) (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            309,078  Equity Office Properties Trust                                                              6,838,351

Telecommunications (1.1%)
--------------------------------------------------------------------------------------------------------------------------
             73,300  ALLTEL Corp.                                                                                6,102,225
            100,000  Cable & Wireless PLC ADR (United Kingdom)                                                   3,500,000
            293,000  Hellenic Telecommunication Organization SA
                       GDR (Greece)                                                                              3,113,125
             14,700  Sonera Group ADR 144A (Finland) (NON)                                                       1,764,409
            100,000  Telecom Argentina S.A. ADR (Argentina)                                                      2,750,000
             15,956  Williams Communications Group, Inc.                                                           508,598
                                                                                                            --------------
                                                                                                                17,738,357

Telephone Services (1.4%)
--------------------------------------------------------------------------------------------------------------------------
             89,100  British Telecommunications PLC ADR (United Kingdom)                                        16,038,000
            100,000  Philippine Long Distance Telephone Co. ADR (Philippines)                                    2,056,250
             39,800  Tele Centro Oeste Celular Participacoes ADR (Brazil)                                          139,300
             24,000  Tele Centro Sul Participacoes S.A. (Brazil)                                                 1,434,000
            120,000  Telesp Participacoes S.A. ADR (Brazil)                                                      1,942,500
                                                                                                            --------------
                                                                                                                21,610,050

Telephone Utilities (24.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,188,000  American Telephone & Telegraph Co.                                                         55,539,000
            826,220  Bell Atlantic Corp.                                                                        53,652,661
            916,800  BellSouth Corp.                                                                            41,256,000
            496,000  Cincinnati Bell, Inc.                                                                      10,323,000
            397,000  GTE Corp.                                                                                  29,775,000
             80,000  Portugal Telecom S.A. ADR (Portugal)                                                        3,520,000
            215,500  PT Telekomunikasi Indonesia ADR (Indonesia)                                                 1,979,906
          1,837,303  SBC Communications, Inc.                                                                   93,587,611
            990,000  Sprint Corp.                                                                               73,569,375
            120,000  Telebras Co. ADR (Brazil)                                                                       5,625
            128,470  Telecom Corp. of New Zealand Ltd. ADR (New Zealand)                                         4,175,275
             20,000  Telefonica de Argentina S.A. ADR (Argentina)                                                  512,500
            250,000  Telefonica del Peru S.A. ADR (Peru)                                                         2,890,625
            163,200  U S West, Inc.                                                                              9,965,400
                                                                                                            --------------
                                                                                                               380,751,978

Water Utilities (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             99,000  American Water Works, Inc.                                                                  2,889,563
                                                                                                            --------------
                     Total Common Stocks  (cost $1,027,735,413)                                             $1,431,609,502

CORPORATE BONDS AND NOTES (8.0%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE

Combined Utilities (0.5%)
--------------------------------------------------------------------------------------------------------------------------
         $3,000,000  Australian Gas & Light Co.144A sr. notes 6 3/8s,
                       2003 (Australia)                                                                     $    2,898,210
          4,000,000  PG&E Gas Transmission Northwest sr. notes 7.1s, 2005                                        3,968,200
          1,500,000  Public Service Electric & Gas Co. 1st mortgage 6 1/2s, 2000                                 1,501,425
                                                                                                            --------------
                                                                                                                 8,367,835

Electric Utilities (5.0%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  Arizona Public Service Co. notes 6 1/4s, 2005                                               2,843,820
          2,800,000  CMS Energy Corp. pass-through certificates 7s, 2005                                         2,643,060
          3,650,000  Connecticut Light & Power Co. 1st mtge. Ser. C,
                       7 3/4s, 2002                                                                              3,711,211
          1,500,000  Connecticut Light & Power Co. 1st mtge. Ser. D,
                       7 7/8s, 2024                                                                              1,566,210
          4,000,000  Consolidated Edison, Inc. deb. 6.45s, 2007                                                  3,782,520
          3,480,000  Duquesne Light Co. deb. 8.7s, 2016                                                          3,680,831
          4,000,000  Hydro Quebec local government guaranty Ser. HY, 8.4s,
                       2022 (Canada)                                                                             4,358,960
          4,000,000  Kansas Gas & Electric deb. 8.29s, 2016                                                      3,920,360
            445,000  Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                           489,398
          3,000,000  Midwest Energy Co. 144A notes 8.7s, 2009                                                    3,024,750
          1,000,000  Nevada Power Co. sr. notes Ser. B, 6.2s, 2004                                                 955,800
          5,000,000  Ohio Edison Co. 1st mtge. 8 1/4s, 2002                                                      5,145,750
          2,907,000  Otter Tail Power Co. 1st mtge. 7 1/4s, 2002                                                 2,948,628
          5,000,000  Public Service Co. of Colorado coll. trust 6 3/8s, 2005                                     4,827,350
          3,000,000  Public Service Co. of New Mexico sr. notes Ser. A,
                       7.1s, 2005                                                                                2,965,080
          1,560,199  Salton Sea Funding Corp. company guaranty Ser. E,
                       8.3s, 2011                                                                                1,563,241
          3,500,000  Sierra Pacific Power Co. med. term notes Ser. C,
                       6.82s, 2006                                                                               3,443,545
          3,350,000  Southern California Edison Co. notes 6 1/2s, 2001                                           3,351,106
            695,000  Southern Energy 144A sr. notes 7.9s, 2009                                                     671,071
          2,725,000  Southern Investments Service Co. sr. notes 6.8s, 2006
                       (United Kingdom)                                                                          2,607,335
          4,000,000  Teco Energy, Inc. notes 5.54s, 2001                                                         3,904,400
          5,000,000  Texas Utilities Co. secd. lease fac. bonds 7.46s, 2015                                      4,994,150
          3,400,000  Texas Utilities Electric Capital Trust V company guaranty
                       8.175s, 2037                                                                              3,342,914
          4,500,000  Utilicorp United, Inc. sr. notes 8.2s, 2007                                                 4,653,810
          4,000,000  Western Resources, Inc. sr. notes 6 7/8s, 2004                                              3,891,800
                                                                                                            --------------
                                                                                                                79,287,100

Energy-Related (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  CalEnergy, Inc. sr. notes 7.63s, 2007                                                       2,007,460
          1,200,000  Calpine Corp. sr. notes 7 3/4s, 2009                                                        1,126,440
          3,020,000  Edison Mission Energy 144A sr. notes 7.73s, 2009                                            3,021,721
            640,000  KN Capital Trust III company guaranty 7.63s, 2028                                             555,136
          3,000,000  Niagara Mohawk Power Corp. sr. notes Ser. G,
                       7 3/4s, 2008                                                                              3,033,840
                                                                                                            --------------
                                                                                                                 9,744,597

Oil and Gas (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          3,060,000  Coastal Corp. deb. 6 1/2s, 2008                                                             2,865,904
          3,500,000  Columbia Gas System, Inc. notes Ser. E, 7.32s, 2010                                         3,371,130
          1,540,000  El Paso Energy Corp. sr. notes 6 3/4s, 2009                                                 1,469,314
          2,500,000  Louis Dreyfus Natural Gas notes 6 7/8s, 2007                                                2,184,075
          3,500,000  Southwest Gas Corp. deb. 7 1/2s, 2006                                                       3,573,710
                                                                                                            --------------
                                                                                                                13,464,133

Telephone Services (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Century Telephone Enterprises, Inc. deb. Ser. G, 6 7/8s, 2028                               3,520,640

Telephone Utilities (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Bell Atlantic Corp. deb. 7 7/8s, 2029                                                       5,216,850
          3,000,000  Sprint Capital Corp. company guaranty 6.9s, 2019                                            2,797,230
          1,800,000  U S West, Inc. notes 5 5/8s, 2008                                                           1,605,636
                                                                                                            --------------
                                                                                                                 9,619,716

Water Utilities (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,500,000  Pennsylvania American Water Co. 144A mtge. 7.8s, 2026                                       2,469,175
                                                                                                            --------------
                     Total Corporate Bonds and Notes  (cost $130,780,425)                                   $  126,473,196

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (0.4%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE

U.S. Treasury Obligations (0.4%)
--------------------------------------------------------------------------------------------------------------------------
     $    1,890,000  U.S. Treasury Bonds 5 1/4s, November 15, 2028                                          $    1,625,057
                     U.S. Treasury Notes
          4,628,000    5 1/2s, May 15, 2009                                                                      4,439,270
            455,000    4 3/4s, November 15, 2008                                                                   411,775
                                                                                                            --------------
                     Total U.S. Government and Agency Obligations
                       (cost $6,550,682)                                                                    $    6,476,102

PREFERRED STOCKS (0.2%) (a) (cost $2,500,000)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
              2,500  Centaur Funding Corp 144A 9.08% pfd. (Cayman Islands)                                  $    2,572,050

SHORT-TERM INVESTMENTS (1.2%) (a) (cost $19,127,000)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $   19,127,000  Interest in $462,305,000 joint repurchase agreement dated October 29, 1999 with S.B.C. Warburg Inc. due
                       November 1, 1999 with respect to various U.S. Treasury
                       obligations -- maturity value of $19,135,320 for an
                       effective yield of 5.22%                                                             $   19,127,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $1,186,693,520) (b)                                            $1,586,257,850
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,581,746,822.

  (b) The aggregate identified cost on a tax basis is $1,186,731,921, resulting in gross unrealized appreciation and depreciation of $446,260,050 and $46,734,121, respectively, or net unrealized appreciation of $399,525,929.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR or GDR after the name of a foreign holding stands for American Depositary Receipts or Global Depositary
      Receipts, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

      The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
October 31, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,186,693,520) (Note 1)                                        $1,586,257,850
-----------------------------------------------------------------------------------------------
Cash                                                                                        626
-----------------------------------------------------------------------------------------------
Dividends, interest, and other receivables                                            7,524,716
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                  871,011
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        6,558,920
-----------------------------------------------------------------------------------------------
Total assets                                                                      1,601,213,123

Liabilities
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     13,685,958
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            2,408,396
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          2,421,675
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              137,678
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            66,203
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,644
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  690,466
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   54,281
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    19,466,301
-----------------------------------------------------------------------------------------------
Net assets                                                                       $1,581,746,822

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $1,085,394,322
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                               (21,228)
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                               96,809,398
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                        399,564,330
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $1,581,746,822

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,000,789,040 divided by 71,184,012 shares)                                            $14.06
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $14.06)*                                  $14.92
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($566,426,246 divided by 40,518,152 shares)**                                            $13.98
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($486,446 divided by 34,654 shares)**                                                    $14.04
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($14,045,090 divided by 1,000,792 shares)                                                $14.03
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $14.03)*                                  $14.54
-----------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




Statement of operations
Year ended October 31, 1999
Investment income:
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $115,795)                                         $ 48,371,546
-----------------------------------------------------------------------------------------------
Interest income                                                                      12,001,211
-----------------------------------------------------------------------------------------------
Total investment income                                                              60,372,757

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      9,713,669
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        1,744,726
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        35,927
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         19,331
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 2,286,606
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 6,637,350
-----------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                       809
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                   105,007
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  50,605
-----------------------------------------------------------------------------------------------
Auditing                                                                                 47,472
-----------------------------------------------------------------------------------------------
Legal                                                                                    11,572
-----------------------------------------------------------------------------------------------
Postage                                                                                 157,356
-----------------------------------------------------------------------------------------------
Other                                                                                   144,971
-----------------------------------------------------------------------------------------------
Total expenses                                                                       20,955,401
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (155,163)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         20,800,238
-----------------------------------------------------------------------------------------------
Net investment income                                                                39,572,519
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                    100,099,494
-----------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                             (22,961)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                                     (116,090)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                           (1,367,866)
-----------------------------------------------------------------------------------------------
Net gain on investments                                                              98,592,577
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $138,165,096
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets
                                                                                      Year ended October 31
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            $   39,572,519  $   36,665,344
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                       100,076,533      50,516,746
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                                     (1,483,956)    182,774,337
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                138,165,096     269,956,427
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                         (26,121,521)    (21,043,615)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (13,132,573)    (15,336,819)
---------------------------------------------------------------------------------------------------------------
    Class C                                                                              (2,658)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (321,778)       (311,479)
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                         (26,541,014)    (52,646,523)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (22,155,372)    (53,835,060)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (451,441)       (997,941)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                        (13,624,081)     95,477,710
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                         35,814,658     221,262,700

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 1,545,932,164   1,324,669,464
---------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess and
undistributed net investment income
of $21,228 and $129,030, respectively)                                           $1,581,746,822  $1,545,932,164
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                       Year ended October 31
---------------------------------------------------------------------------------------------------------------------------------
                                                  1999             1998             1997             1996             1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $13.62           $12.49           $11.63           $10.40            $9.06
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                              .39(c)           .37(c)           .41              .44              .43
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         .87             2.14             1.67             1.25             1.38
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             1.26             2.51             2.08             1.69             1.81
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.39)            (.38)            (.41)            (.44)            (.46)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                    (.43)           (1.00)            (.81)            (.02)            (.01)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                               (.82)           (1.38)           (1.22)            (.46)            (.47)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $14.06           $13.62           $12.49           $11.63           $10.40
---------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                            9.49            21.06            19.16            16.57            20.71
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                              $1,000,789         $825,884         $653,205         $618,417         $593,226
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                         1.00             1.05             1.05             1.11             1.12
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         2.80             2.87             3.41             3.97             4.53
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           17.58            23.64            53.63            64.53            67.60
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                      Year ended October 31
---------------------------------------------------------------------------------------------------------------------------------
                                                  1999             1998             1997             1996             1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $13.54           $12.42           $11.57           $10.36            $9.02
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                              .28(c)           .28(c)           .32              .36              .36
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         .87             2.12             1.66             1.23             1.39
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             1.15             2.40             1.98             1.59             1.75
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.28)            (.28)            (.32)            (.36)            (.39)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                    (.43)           (1.00)            (.81)            (.02)            (.02)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                               (.71)           (1.28)           (1.13)            (.38)            (.41)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $13.98           $13.54           $12.42           $11.57           $10.36
---------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                            8.69            20.19            18.28            15.57            19.92
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $566,426         $706,220         $659,594         $615,309         $578,505
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                         1.75             1.80             1.80             1.86             1.87
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         2.06             2.13             2.66             3.22             3.77
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           17.58            23.64            53.63            64.53            67.60
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                           July 26, 1999+
operating performance                                                                                               to October 31
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                      $14.34
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (c)                                                                                                   .07
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                                                 (.26)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                      (.19)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                          (.11)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                                               --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                        (.11)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                            $14.04
---------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                                                    (1.33)*
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                             $486
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                                                   .47*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                                   .53*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                    17.58
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                                For the period
Per-share                                                                                                       March 1, 1995+
operating performance                                              Year ended October 31                          to October
---------------------------------------------------------------------------------------------------------------------------------
                                                  1999             1998             1997             1996             1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $13.60           $12.47           $11.61           $10.38            $9.14
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                              .32(c)           .32(c)           .36              .38(c)           .31
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         .86             2.13             1.67             1.26             1.26
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             1.18             2.45             2.03             1.64             1.57
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.32)            (.32)            (.36)            (.39)            (.33)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                    (.43)           (1.00)            (.81)            (.02)              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                               (.75)           (1.32)           (1.17)            (.41)            (.33)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $14.03           $13.60           $12.47           $11.61           $10.38
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                            8.87            20.54            18.62            16.12            17.50*
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $14,045          $13,828          $11,871           $6,438           $1,917
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                         1.50             1.55             1.55             1.63             1.13*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         2.30             2.40             2.89             3.37             2.36*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           17.58            23.64            53.63            64.53            67.60
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



Notes to financial statements
October 31, 1999

Note 1
Significant accounting policies

Putnam Utilities Growth and Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income primarily through investments in equity and debt securities issued by public utility companies.

The fund offers class A, class B, class C and class M shares. The fund began offering class C shares on July 26, 1999. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended October 31, 1999, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends, market discount and realized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 1999, the fund reclassified $144,247 to decrease undistributed net investment income and $185,717 to decrease paid-in-capital, with an increase to accumulated net realized gains of $329,964. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fees, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1999, fund expenses were reduced by $155,163 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,791 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended October 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $291,219 and $11,522 from the sale of class A and class M shares, respectively, and received $748,099 and $19 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended October 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received $24,986 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended October 31, 1999, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $248,848,208 and $289,256,807, respectively. Purchases and sales of U.S. government obligations aggregated $21,369,590 and $25,003,240, respectively.

Note 4
Capital shares

At October 31, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended October 31, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     21,070,668      $ 292,763,822
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    3,273,972         44,985,658
-----------------------------------------------------------------------------
                                                24,344,640        337,749,480

Shares
repurchased                                    (13,803,092)      (190,502,654)
-----------------------------------------------------------------------------
Net increase                                    10,541,548      $ 147,246,826
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     19,343,232       $254,107,737
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    5,120,728         65,168,272
-----------------------------------------------------------------------------
                                                24,463,960        319,276,009

Shares
repurchased                                    (16,138,623)      (211,228,211)
-----------------------------------------------------------------------------
Net increase                                     8,325,337       $108,047,798
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     12,150,847      $ 166,621,532
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,277,330         31,123,451
-----------------------------------------------------------------------------
                                                14,428,177        197,744,983

Shares
repurchased                                    (26,058,917)      (358,881,466)
-----------------------------------------------------------------------------
Net decrease                                   (11,630,740)     $(161,136,483)
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     19,076,366      $ 249,631,486
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,857,276         61,421,181
-----------------------------------------------------------------------------
                                                23,933,642        311,052,667

Shares
repurchased                                    (24,883,349)      (324,526,051)
-----------------------------------------------------------------------------
Net decrease                                      (949,707)     $ (13,473,384)
-----------------------------------------------------------------------------

                                                 For the period July 26, 1999
                                                 (commencement of operations)
                                                     through October 31, 1999
-----------------------------------------------------------------------------
Class C                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                         35,541           $495,931
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                          156              2,144
-----------------------------------------------------------------------------
                                                    35,697            498,075

Shares repurchased                                  (1,043)           (14,414)
-----------------------------------------------------------------------------
Net increase                                        34,654           $483,661
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        471,019        $ 6,492,394
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       48,716            668,557
-----------------------------------------------------------------------------
                                                   519,735          7,160,951

Shares
repurchased                                       (535,946)        (7,379,036)
-----------------------------------------------------------------------------
Net decrease                                       (16,211)       $  (218,085)
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,054,905       $ 13,939,652
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       97,401          1,236,300
-----------------------------------------------------------------------------
                                                 1,152,306         15,175,952

Shares
repurchased                                     (1,087,101)       (14,272,656)
-----------------------------------------------------------------------------
Net increase                                        65,205       $    903,296
-----------------------------------------------------------------------------


Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $93,708,824 as capital gain, for its taxable year ended October 31, 1999.

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.


Our commitment to quality service

* CHOOSE AWARD-WINNING SERVICE

Putnam Investments has won the DALBAR Service Award 8 times in the past 9 years. In 1997 and 1998, Putnam was the only company to win all three DALBAR awards: for service to investors, to financial advisors, and to variable annuity contract holders.*

* HELP YOUR INVESTMENTS GROW

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

www.putnaminv.com

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

1-800-225-1581

*DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

+Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Europe Growth Fund

Global Equity Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Tax Smart Equity Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Small Cap Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds-three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

* Formerly Putnam Diversified Income Trust II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply. Contact
              Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminv.com.


Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Anthony I. Kreisel
Vice President

Jeanne L. Mockard
Vice President and Fund Manager

Krishna K. Memani
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Utilities Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free:
1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


AN026 56821 840/884/869 12/99